Exhibit 99.1

Quarterly
Operating Supplement
Third Quarter 2008

1 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

September 30, 2008

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz for selected statutory information.

Company Profile

Radian, founded in 1985 and rated BBB+ (Negative Outlook) by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P) and A3 (Under Review for Possible Downgrade) by Moody’s Investor Service (Moody’s), is a niche insurer of public finance transactions and a provider of credit enhancement to leading financial institutions in the structured finance market. Radian has traditionally written financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions. Radian has also traditionally provided reinsurance to the monoline financial guarantors. In addition, Radian provided Trade Credit reinsurance until 2005, when this line of business was placed in runoff.

In June 2008, the financial strength ratings of Radian were downgraded by both S&P and Moody’s. These downgrades, combined with the difficult market conditions for financial guaranty insurance, have severely limited Radian’s ability to write new direct insurance and reinsurance both domestically and internationally. As a result, new business production across all our product lines has been significantly reduced in the nine months of 2008 and is likely to remain minimal for the foreseeable future, if not permanently. In light of these conditions, Radian has discontinued, for the foreseeable future, writing any new financial guaranty insurance other than as may be necessary to commute, restructure, hedge or otherwise mitigate losses or reduce exposure in our existing portfolio. Although Radian cannot be certain of the extent and duration of any continued deterioration, disruptions or uncertainty in credit markets or other sectors of the economy in which Radian’s financial guaranty business participates, Radian believes these conditions are likely to persist for the foreseeable future. In the third quarter of 2008, Radian initiated plans to reduce its financial guaranty operations, including reducing its workforce commensurate with our current intention not to originate new business.

Radian is a direct subsidiary of Radian Guaranty Inc., a Pennsylvania mortgage insurer, and an indirect subsidiary of Radian Group Inc. (Radian Group) (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

For more information regarding Radian and Radian Group, please visit our website at www.radian.biz

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz
www.radian.biz

2 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Nine Months ended
	September 30 2008	September 30 2007	September 30 2008	September 30 2007
Revenues
Net premiums written - insurance	$13,843	$59,068	$70,427	$144,462

Net premiums earned - insurance	$53,382	$32,678	$134,688	$98,200

Net investment income	26,152	26,456	78,443	76,813
(Loss) gain on investments	(26,898)	5,473	(63,758)	13,873

Realized gain on derivatives	8,660	17,479	27,538	79,577
Unrealized gains (losses) on derivatives	147,490	(259,391)	795,705	(294,246)

Total change in fair value of derivative instruments	156,150	(241,912)	823,243	(214,669)

Total revenues	208,786	(177,305)	972,616	(25,783)

Expenses
Losses and loss adjustment expenses	25,719	52,133	48,141	48,174
Policy acquisition costs	15,421	10,923	38,092	34,002
Other operating expenses	36,902	9,933	72,510	36,799
Other expense	6,847	3,833	17,721	12,226

Total expenses	84,889	76,822	176,464	131,201

Income (loss) before income taxes	123,897	(254,127)	796,152	(156,984)
Income tax expense (benefit)	53,006	(101,709)	275,340	(75,598)

Net Income (loss)	$70,891	$(152,418)	$520,812	$(81,386)

*	See Consolidated Explanatory Notes on page 18.

3 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	September 30 2008	December 31 2007
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,014,068 and $2,066,052)	$1,926,754	$2,092,720
Fixed maturities - trading, at fair value (amortized cost $39,141 and $16,125)	39,027	16,132
Hybrid securities, at fair value (amortized cost $143,627 and $140,325)	128,641	155,844
Preferred stock, at fair value (cost $21,956 and $0)	18,056	—
Common stock, at fair value (cost $931 and $931)	1,049	1,143
Short-term investments	124,772	253,614

Total Investments	2,238,299	2,519,453

Cash and cash equivalents	10,768	6,012
Deferred federal income taxes - net	—	233,996
Accrued interest and dividends receivable	27,898	28,319
Premiums and other receivables	15,027	21,582
Deferred policy acquisition costs	160,492	172,560
Prepaid reinsurance premiums	962	1,138
Prepaid federal income taxes	—	14,995
Derivative assets	163,433	43,145
Other assets	9,146	13,428

Total Assets	$2,626,025	$3,054,628

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$182,567	$249,864
Reinsurance payable on paid losses and loss adjustment expenses	1,837	1,410
Deferred premium revenue	649,289	713,726
Federal income taxes payable	37,878	4,348
Deferred federal income taxes - net	15,155	—
Payable to affiliates	10,055	6,298
Derivative liabilities	122,933	801,284
Accrued expenses and other liabilities	16,857	24,721

Total Liabilities	1,036,571	1,801,651

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	703,848	704,500
Retained earnings	917,653	504,341
Accumulated other comprehensive (loss) income	(47,047)	29,136

Total Shareholder’s Equity	1,589,454	1,252,977

Total Liabilities and Shareholder’s Equity	$2,626,025	$3,054,628

*	See Consolidated Explanatory Notes on page 18.
**	Except share amounts.

4 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended			Nine months ended
	September 30 2008	September 30 2007	Percent Change	September 30 2008	September 30 2007	Percent Change
Public Finance Direct	$2,059	$17,748	-88.4%	$15,538	$48,656	-68.1%
Structured Finance Direct	3,358	3,812	-11.9%	10,546	12,075	-12.7%
Public Finance Reinsurance	6,046	31,432	-80.8%	30,808	67,082	-54.1%
Structured Finance Reinsurance	2,748	5,001	-45.1%	13,601	16,606	-18.1%
Trade Credit Reinsurance	(371)	837	-144.3%	(84)	1,507	-105.6%

Total	$13,840	$58,830	-76.5%	$70,409	$145,926	-51.8%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended			Nine months ended
	September 30 2008	September 30 2007	Percent Change	September 30 2008	September 30 2007	Percent Change
Public Finance Direct	$13,380	$10,765	24.3%	$43,194	$32,311	33.7%
Structured Finance Direct	3,569	4,426	-19.4%	11,211	13,506	-17.0%
Public Finance Reinsurance	32,311	11,105	191.0%	65,146	33,897	92.2%
Structured Finance Reinsurance	4,472	5,560	-19.6%	15,163	17,496	-13.3%
Trade Credit Reinsurance	(350)	822	-142.6%	(26)	990	-102.6%

Total	$53,382	$32,678	63.4%	$134,688	$98,200	37.2%

Consolidated Future Revenue**

As of September 30, 2008

($ Millions)

	Net Deferred Premium Amortization	Future Installments	Insurance Premium Earnings	Realized Gains on Credit Derivatives	Total Future Revenue
2008	$19.9	$3.8	$23.7	$13.5	$37.2
2009	58.1	30.3	88.4	49.1	137.5
2010	50.3	23.8	74.1	43.2	117.3
2011	46.9	17.5	64.4	40.3	104.7
2012	44.1	16.7	60.8	37.0	97.8

2008 – 2012	219.3	92.1	311.4	183.1	494.5
2013 – 2017	180.9	65.0	245.9	72.7	318.6
2018 – 2022	124.3	41.0	165.3	4.5	169.8
2023 – 2027	76.4	31.4	107.8	3.9	111.7
After 2027	47.4	55.7	103.1	5.5	108.6

Total	$648.3	$285.2	$933.5	$269.7	$1,203.2

*	See Consolidated Explanatory Notes on page 18.
**	This table depicts the expected revenue from insurance premiums, net of prepaid reinsurance premiums, and realized gains on credit derivatives, for the existing financial guaranty contracts, assuming no advance refundings as of September 30, 2008. Expected revenue will differ from contractual revenue because borrowers have the right to call or repay financial guaranty obligations. Realized gains on credit derivatives are our expected future premium earnings on derivative contracts.

5 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses

and Loss Adjustment Expenses

	Quarter ended		Nine months ended
	September 30 2008	September 30 2007	September 30 2008	September 30 2007
Claims Paid
Trade Credit	$402	$1,853	$1,484	$6,445
Financial Guaranty	3,723	1,030	106,876	1,032
Conseco Finance Corp	2,218	2,663	6,591	8,782

Total	$6,343	$5,546	$114,951	$16,259

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$(1,763)	$(1,514)	$(6,101)	$(5,087)
Financial Guaranty	27,482	53,647	54,914	53,261
Conseco Finance Corp	—	—	(672)	—

Total	$25,719	$52,133	$48,141	$48,174

Components of Losses and

Loss Adjustment Expense Reserves

	September 30 2008	December 31 2007
Financial Guaranty
Case	$48,589	$31,685
Allocated non-specific	71,610	141,270
Unallocated non-specific	42,871	49,195

	163,070	222,150

Trade Credit and Other
Case	12,113	14,800
IBNR	7,384	12,914

	19,497	27,714

Total	$182,567	$249,864

*	See Consolidated Explanatory Notes on page 18.

6 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	September 30 2008	December 31 2007
Notional value - insured portfolio	$48,561.1	$48,539.4

Assets
Gross unrealized gains on derivative financial guaranty contracts	$66.4	$7.9
Gross unrealized gains on put options on committed preferred securities	97.0	35.2

Total assets	163.4	43.1

Liabilities
Gross unrealized losses on derivative financial guaranty contracts	(122.9)	(801.2)

Net assets (liabilities)	$40.5	$(758.1)

Income Statement Information

	Quarter ended		Nine months ended
	September 30 2008	September 30 2007	September 30 2008	September 30 2007
Realized gains and (losses) on derivatives
Premiums earned on credit derivatives	$13.7	$13.9	$40.9	$48.6
Net payments on credit derivatives	(3.8)	—	(10.1)	—
Premium settlements on terminated credit derivatives	—	3.6	0.8	31.0
Payment to maintain put options on committed preferred securities	(1.3)	—	(4.1)	—

Total realized	8.6	17.5	27.5	79.6

Unrealized gains (losses) on derivatives
Change in fair value of credit derivatives	160.6	(259.1)	734.0	(293.9)
Change in fair value of put options on committed preferred securities	(13.1)	—	61.7	—
Change in fair value of investments	—	(0.3)	—	(0.4)

Total unrealized	147.5	(259.4)	795.7	(294.3)

Change in fair value of derivative instruments	$156.1	$(241.9)	$823.2	$(214.7)

Roll Forward of Net Derivative Assets and Liabilities

	September 30 2008	December 31 2007
Balance at January 1	$(758.1)	$59.6
Realized gains on derivatives	27.5	90.2
Unrealized gains on derivatives	795.7	(836.7)
Premiums written on credit derivatives	(38.0)	(43.0)
Payment to maintain put options on committed preferred securities	4.1	3.0
Net payments on credit derivatives	10.1	—
Premium settlements on terminated credit derivatives	(0.8)	(31.2)

Balance at end of period	$40.5	$(758.1)

*	See Consolidated Explanatory Notes on page 18.

7 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Selected Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (09/30/2008)	Percent of Book Value	Book Value (12/31/2007)	Percent of Book Value
AAA	$1,153.3	51.6%	$1,698.4	67.5%
AA	657.5	29.4%	418.9	16.6%
A	251.4	11.2%	220.8	8.8%
BBB	168.1	7.5%	174.1	6.9%
BIG	1.7	0.1%	—	0.0%
NR	5.3	0.2%	6.1	0.2%
Other	1.0	0.0%	1.2	0.0%

Total	$2,238.3	100.0%	$2,519.5	100.0%

Asset Class	Book Value (09/30/2008)	Percent of Book Value	Book Value (12/31/2007)	Percent of Book Value
Municipal Bonds	$1,589.5	71.0%	$1,747.6	69.4%
Taxable Bonds	376.3	16.8%	361.3	14.3%
Convertible Bonds	114.1	5.1%	125.8	5.0%
Short-Term	124.8	5.6%	253.6	10.1%
Other	33.6	1.5%	31.2	1.2%

Total	$2,238.3	100.0%	$2,519.5	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Average duration of 6.5 years and 5.8 years at 09/30/2008 and 12/31/2007, respectively.

8 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

Consolidated Gross Par Originated

	Nine months ended
	September 30, 2008			September 30, 2007
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$1,419	$2,084	$3,503	$2,788	$6,831	$9,619
Structured Finance	231	405	636	13,064	1,080	14,144

Total	$1,650	$2,489	$4,139	$15,852	$7,911	$23,763

Sector Breakout

	Net Par Outstanding (09/30/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
General Obligations	$19,738	17.8%	$19,780	17.0%
Healthcare	9,168	8.3%	10,849	9.4%
Transportation	6,941	6.2%	6,938	6.0%
Utilities	6,229	5.6%	6,555	5.7%
Tax Backed	5,402	4.9%	5,851	5.0%
Investor-Owned Utilities	3,845	3.4%	3,889	3.4%
Education	3,717	3.3%	4,237	3.7%
Long Term Care	1,447	1.3%	1,548	1.3%
Housing	539	0.5%	621	0.5%
Other Public Finance	1,739	1.6%	1,784	1.5%
Subtotal Public Finance	$58,765	52.9%	$62,052	53.5%

Structured Finance
Collateralized Debt Obligations	$45,930	41.4%	$46,961	40.4%
Asset Backed – Mortgage and MBS	1,413	1.3%	1,579	1.4%
Asset Backed – Consumer	1,253	1.1%	1,415	1.2%
Asset Backed – Commercial and Other	1,196	1.1%	1,359	1.2%
Other Structured Finance	2,471	2.2%	2,656	2.3%
Subtotal Structured Finance	52,263	47.1%	53,970	46.5%

Total	$111,028	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Current in 2008; reflects one quarter lag in 2007.

9 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (09/30/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
AAA	$2,533	2.4%	$1,943	1.7%
AA	18,455	16.6%	19,560	16.8%
A	18,693	16.8%	20,753	17.9%
BBB	16,587	14.9%	18,044	15.6%
Below Investment Grade	2,465	2.2%	1,709	1.5%
Not Rated	32	0.0%	43	0.0%
Subtotal Public Finance	$58,765	52.9%	$62,052	53.5%

Structured Finance
AAA	$46,428	41.9%	$48,267	41.6%
AA	889	0.8%	858	0.8%
A	1,657	1.5%	1,541	1.3%
BBB	2,498	2.2%	2,471	2.1%
Below Investment Grade	97	0.1%	86	0.1%
Not Rated	694	0.6%	747	0.6%
Subtotal Structured Finance	$52,263	47.1%	$53,970	46.5%

Total
AAA	$48,961	44.3%	$50,210	43.3%
AA	19,344	17.4%	20,418	17.6%
A	20,350	18.3%	22,294	19.2%
BBB	19,085	17.1%	20,515	17.7%
Below Investment Grade	2,562	2.3%	1,795	1.6%
Not Rated	726	0.6%	790	0.6%

Total	$111,028	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

	Net Par Outstanding (09/30/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Domestic public finance
California	$6,831	6.2%	$7,191	6.2%
New York	5,374	4.8%	5,862	5.2%
Texas	4,491	4.0%	4,454	3.8%
Pennsylvania	3,319	3.0%	3,298	2.8%
Illinois	3,054	2.8%	3,156	2.7%
Florida	2,996	2.8%	3,466	3.0%
New Jersey	2,525	2.3%	2,666	2.3%
Massachusetts	2,044	1.8%	2,417	2.1%
Washington	1,942	1.7%	2,056	1.8%
Colorado	1,828	1.6%	1,831	1.6%
Top ten states – domestic public finance subtotal	34,404	31.0%	36,397	31.5%
Total of other states – domestic public finance	18,369	16.5%	20,124	17.3%
Total domestic public finance	52,773	47.5%	56,521	48.8%
Domestic structured finance	35,587	32.1%	37,054	31.9%
International public and structured finance	22,668	20.4%	22,447	19.3%

Total	$111,028	100.0%	$116,022	100.0%

*	See Consolidated Explanatory Notes on page 18.

11 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

25 Largest Public Finance Exposures

Obligor	Net Par Outstanding (09/30/2008)	Percent of total Net Par	Rating**
New York, NY – G.O.	$755	0.7%	AA
California – G.O.	738	0.7%	A+
Port Authority of New York & New Jersey	683	0.6%	AA-
Chicago, IL – G.O.	567	0.5%	AA
New Jersey Transportation Trust Fund Authority	538	0.5%	AA-
Washington – G.O.	461	0.4%	AA+
Los Angeles Unified School District, CA	421	0.4%	AA-
Metropolitan Transportation Authority, NY	402	0.4%	A
Massachusetts – G.O.	379	0.3%	AA
Massachusetts School Building Authority	359	0.3%	AA+
Thames Water Utilities Finance PLC, UK	356	0.3%	A3
New Jersey Economic Development Authority School Facilities	347	0.3%	AA-
Illinois – G.O.	289	0.3%	AA
Puerto Rico – G.O.	287	0.3%	BBB-
Jefferson County, AL – Sewer Revenue	283	0.3%	CCC
Long Island Power Authority, NY	276	0.2%	A-
District of Columbia	259	0.2%	A+
New Jersey Turnpike Authority	248	0.2%	A
Metropolitan Washington DC Airports Authority	243	0.2%	AA-
Illinois Toll Highway Authority	243	0.2%	AA-
New York City Municipal Water Finance Authority	225	0.2%	AA+
Reliance Rail Corp., AU	218	0.2%	BBB+
Bay Area Toll Authority, CA	212	0.2%	AA
Houston Airport System	212	0.2%	A+
Puerto Rico Electric Power Authority	205	0.2%	A-

Total	$9,206	8.3%

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	Seven $600 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $599 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

•	One $563 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $486 million transaction representing a Managed Cashflow Investment Grade Asset-Backed CDO rated A. This transaction is on Radian’s Watch List with an internal rating of CCC-.

•	Twenty eight $450 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	One $450 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

These 40 transactions combine to total $19.3 billion, or 17.4% of Radian’s Net Par Outstanding as of September 30, 2008.

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

12 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector**

Sector	Net Par Outstanding (09/30/2008)	Percent of total Net Par	Net Par Outstanding (12/31/2007)	Percent of total Net Par
Public Finance
General Obligations	$1,301	1.2%	$1,155	1.0%
Utilities	405	0.4%	121	0.1%
Healthcare	222	0.2%	79	0.1%
Education	218	0.2%	114	0.1%
Tax Backed	165	0.1%	102	0.1%
Long Term Care	84	0.1%	55	0.1%
Transportation	22	0.0%	24	0.0%
Housing	7	0.0%	20	0.0%
Other Public Finance	41	0.0%	39	0.0%

Subtotal Public Finance	2,465	2.2%	1,709	1.5%

Structured Finance
Asset Backed – Consumer	61	0.1%	67	0.1%
Asset Backed – Mortgage and MBS	22	0.0%	—	0.0%
Asset Backed – Commercial and Other	12	0.0%	14	0.0%
Collateralized Debt Obligations	2	0.0%	5	0.0%
Subtotal Structured Finance	97	0.1%	86	0.1%

Total	$2,562	2.3%	$1,795	1.6%

10 Largest Health Care Exposures

Obligor	Net Par Outstanding (09/30/2008)	Percent of total Net Par	Rating**
North Bay Plenary Health Canadian Hospital	$189	0.2%	AAA
Consort Healthcare Limited	118	0.1%	BBB-
Catholic Health Initiatives	112	0.1%	AA
Capital Hospitals	108	0.1%	BBB-
Bon Secours Health System Inc.	107	0.1%	A-
OSF Healthcare System Inc.	105	0.1%	A
Group Health Cooperative	102	0.1%	A-
Carolinas Healthcare System Charlotte- Mecklenburg Hospital	94	0.1%	AA-
Stanford Health Services	91	0.1%	A+
Memorial Hermann Hospital System	86	0.1%	A

Total	$1,112	1.1%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO Exposure

	Net Par Outstanding (09/30/2008)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2007)	Percent of Total CDO Net Par
Direct	$44,141	96.1%	$45,121	96.1%
Assumed	1,789	3.9%	1,840	3.9%

Total	$45,930	100.0%	$46,961	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (09/30/2008)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2007)	Percent of Total CDO Net Par
AAA	$45,132	98.3%	$46,491	99.0%
AA	142	0.3%	149	0.3%
A	651	1.4%	175	0.4%
BBB	3	0.0%	141	0.3%
Below Investment Grade	2	0.0%	5	0.0%
Not Rated	—	0.0%	—	0.0%

Total	$45,930	100.0%	$46,961	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (09/30/2008)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2007)	Percent of Direct CDO Net Par
Corporates	$38,021	86.1%	$38,822	86.0%
Other	6,120	13.9%	6,299	14.0%

Total	$44,141	100.0%	$45,121	100.0%

*	See Consolidated Explanatory Notes on page 18.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

14 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

CDO of ABS, CMBS, and Multi-sector Portfolio

Type of Collateral as a Percentage of Total Pool

Year Insured	Legal Final Maturity	Net Par Out- standing ($ Millions)	ABS	RMBS	Sub- prime RMBS	CMBS	CDO of Invest- ment Grade Corporate	CDO of High Yield Grade Corporate	CDO of ABS	CDO of CDO	Other	Total Collateral Pool	S&P Rating	Moody’s Rating	Original AAA Subor- dination	Radian Asset Attach- ment Point	Radian Asset Detach- ment Point	% RMBS A3 or Better**	% Sub- prime A3 or Better**
2004	2009	253	33.3%	30.2%	0.0%	0.0%	33.6%	2.9%	0.0%	0.0%	0.0%	100.0%	AAA	Aaa	2.2%	24.3%	46.2%	100.0%	0.0%
2005	2010	150	25.2%	49.0%	15.8%	0.0%	8.3%	1.7%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	4.5%	13.0%	38.0%	100.0%	100.0%
2006	2046	486	0.0%	21.8%	42.7%	14.0%	0.0%	0.0%	13.1%	3.4%	5.0%	100.0%	B+***	A2***	4.9%	****	100.0%	58.0%	40.2%
2006	2047	450	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	2.4%	6.8%	30.0%	NA	NA
2006	2049	599	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	0.6%	5.1%	30.0%	NA	NA
2006	2056	353	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	N/R	5.5%	6.5%	30.0%	NA	NA
2007	2047	430	0.0%	0.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	AAA	Aaa	2.4%	7.0%	50.0%	NA	NA
Total		2,721

*	See Consolidated Explanatory Notes on page 18.
**	Ratings are based on Moody’s ratings. If Moody’s rating is unavailable, then S&P rating applies.
***	S&P downgraded this CDO to AA- in March 2008 and then to B+ in July 2008 and Moody’s downgraded it to Aa3 in April 2008 and then to A2 in July 2008. This credit was added to Radian Asset’s Watch List with an internal rating of BB- in April 2008 and subsequently downgraded to CCC- in August 2008.
****	Although the current attachment point equals $119.9 million (19.8%), Radian does not currently expect the remaining subordination will be sufficient to absorb losses from the remaining collateral and expects to pay claims on this transaction. The amount and timing of any claims that Radian may be obligated to pay in the future is uncertain. However, given the transaction structure and current level of remaining subordination, Radian does not expect to begin paying claims for many years.

15 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Non-CDO RMBS Portfolio: Breakdown by Asset Type

	Net Par	% of RMBS	Direct	Assumed Non-	Assumed	Assumed	% 2006/2007	Ratings***
	Outstanding	Portfolio	Total**	HELOC’s	HELOC’s	Total	Vintage	AAA	AA	A	BBB****	BIG*****
SubPrime	$392.5 MM 141 Policies	36.1%	$126.7 MM 7 Policies 32.3%	$221.6 MM 130 Policies 56.5%	$44.2 MM 4 Policies 11.2%	$265.8 MM 134 Policies 67.7%	10.2% / 31.2%	17.4%	0.6%	2.2%	4.5%	75.3%
Prime	$274.7 MM 68 Policies	25.3%	$123.0 MM 7 Policies 44.8%	$69.6 MM 45 Policies 25.3%	$82.1 MM 16 Policies 29.9%	$151.7 MM 61 Policies 55.2%	6.6% / 33.1%	64.6%	7.7%	3.9%	15.4%	8.4%
Alt A	$388.2 MM 61 Policies	35.7%	$73.2 MM 3 Policies 18.9%	$248.9 MM 52 Policies 64.1%	$66.1 MM 6 Policies 17.0%	$315.0 MM 58 Policies 81.1%	26.0% / 32.9%	50.7%	2.6%	8.5%	12.3%	25.9%
Second to Pay	$30.9 MM 8 Policies	2.9%	$0 MM 0 Policies 0.0%	$30.9 MM 8 Policies 100.0%	$0 MM 0 Policies 0.0%	$30.9 MM 8 Policies 100.0%	0.0% / 100.0%	16.9%	8.3%	0.0%	0.0%	74.8%
Total RMBS	$1,086.3 MM 278 Policies	100.0%	$322.9 MM 17 Policies 29.7%	$571.0 MM 235Policies 52.6%	$192.4MM 26 Policies 17.7%	$763.4 MM 261 Policies 70.3%	14.6% / 34.3%	41.2%	3.3%	4.8%	10.0%	40.7%

*	See Consolidated Explanatory Notes on page 18.
**	Radian has no direct HELOC exposure. No direct RMBS have been written since 2005 and no direct SubPrime RMBS have been written since 2004
***	Indicated ratings are based on Radian’s Internal Ratings
****	100% of the BBB exposure is assumed through treaties from the monoline primaries
*****	All of the BIG exposure is on Radian’s Watch List and reserves have been established for these as needed

16 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 09/30/2008	Ending Net Debt Service Outstanding
2008	$1,357	$155,572
2009	7,291	148,281
2010	6,844	141,437
2011	7,014	134,423
2012	11,054	123,369
2013-2017	53,008	70,361
2018-2022	22,543	47,818
2023-2027	17,715	30,103
After 2027	30,103	—

Total	$156,929

*	See Consolidated Explanatory Notes on page 18.

17 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Insurance Agency, Inc. and Asset Recovery Solutions Group Inc.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2007.

2. Prior year amounts have been restated to conform to current year presentation.

3. For the quarter ended September 30, 2008, net premiums written decreased $45.3 million to $13.8 million as compared to $59.1 million for the quarter ended September 30, 2007. The decrease was primarily due to a $15.7 million decrease in public finance direct and a $25.4 million decrease in public finance reinsurance. For the year-to-date periods, net premiums written during 2008 decreased $74.1 million to $70.4 million from $144.5 million of net premium written during the 2007 period, as public finance direct written decreased $33.1 million and public finance reinsurance written decreased $36.3 million. In light of current market conditions, Radian has discontinued, for the foreseeable future, writing any new financial guaranty insurance other than as may be necessary to commute, restructure, hedge or otherwise mitigate losses or reduce exposure in our existing portfolio.

4. Net premiums earned for the quarter ended September 30, 2008, increased $20.7 million to $53.4 million from $32.7 million during the 2007 quarter. The increase was primarily the result of public finance refundings which were $23.2 million higher for the 2008 quarter than the 2007 quarter. Net premiums earned for the year-to-date period ended September 30, 2008 were $134.7 million compared to $98.2 million earned during the comparable period in 2007, an increase of $36.5 million primarily the result of an increase in public finance refundings of $39.8 million.

5. For the quarter ended September 30, 2008, the loss on investments was $26.9 million versus a gain of $5.5 million for the 2007 quarter, a change of $(32.4) million. The 2008 quarter included impairments of $11.8 million and a $13.0 million loss pertaining to the mark to market on hybrid securities. During the 2007 quarter, there were no impairments and the mark to market on hybrid securities was a gain of $4.1 million. For the year-to-date period of 2008, the loss on investments was $63.8 million versus a gain of $13.9 million for the comparable period of 2007, a change of $(77.7) million. The 2008 results included impairments of $34.0 million and a loss of $30.5 million on the mark to market on hybrid securities. The 2007 year-to-date results had no impairments and a $3.9 million gain on the mark to market on hybrid securities.

18 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Explanatory Notes

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

6. Loss and loss adjustment expenses for the quarters ended September 30, 2008 and 2007, were $25.7 million and $52.1 million, respectively. The 2008 quarter included $21.0 million of reserve strengthening of non-specific for the structured finance reinsurance line of business as a result of market conditions in the residential mortgage sector. The 2007 quarter losses and loss adjustment expenses is primarily related to one financial guaranty transaction. An allocated non-specific reserve of $50 million was established for this transaction. Loss and loss adjustment expenses for the year-to-date periods ended September 30, 2008 and 2007, were $48.1 million and $48.2 million respectively. The 2008 year-to-date period included $39.0 million of reserve strengthening of non-specific for the structured finance reinsurance line of business as a result of market conditions in the residential mortgage sector.

7. Other operating expenses were $36.9 million for the quarter ended September 30, 2008 versus $9.9 million for the 2007 period, an increase of $27.0 million. The increase in other operating expenses for the third quarter of 2008 was primarily comprised of $10.8 million of severance as a result of Radian’s decision to cease writing new business in light of current market conditions, and an increase of $12.5 million of allocated expenses from Radian Group primarily due to increases of audit fees, legal fees, insurance, and employee costs. For the year-to-date period of 2008, other operating expenses were $72.5 million compared to $36.8 million for the year-to-date period of 2007, an increase of $35.7 million. The increase in other operating expenses for the year-to-date period of 2008 was primarily comprised of $16.2 million of severance and a year-over-year increase of $16.3 million of allocated expenses from Radian Group primarily due to increases of audit fees, legal fees, insurance, and employee costs.

8. The decrease in losses and loss adjustment expense reserves reflects 2008 payments of $100.0 million pertaining to one financial guaranty transaction for which reserves of $100.0 million were established in 2007 which was partially offset by the increase in reserve strengthening resulting from market conditions in the residential mortgage sector.

9. During June 2008, Radian declared an ordinary dividend in the amount of $107.5 million.

19 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made herein that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. These forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in income, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or credit spreads; future credit market disruptions - in particular, further deterioration in the municipal finance, corporate credit, structured finance, mortgage and related credit markets; changes in investor perception of the strength of us individually, or financial guaranty providers generally, or in the perception of the strength of our ultimate parent Radian Group Inc. and the other businesses in which it or its other subsidiaries participate, including the mortgage insurance industry; risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of, or substantial reduction of business from, a customer with whom we have a concentration of our insurance in force or the influence of large customers; rights of primary insures to recapture business previously ceded to us, increased severity or frequency of losses associated with certain of our products that are riskier than traditional financial guaranty insurance policies; losses associated with the aging of our municipal and structured finance insurance portfolios; ratings actions with respect to Radian Group’s credit ratings or the financial strength ratings assigned by the major ratings agencies to us or any of our insurance subsidiaries, and rights of customers to terminate policies as a result of such ratings actions; heightened competition from other insurance providers, from federal and state governmental or quasi-governmental entities and from alternative products to financial guaranty insurance; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or changes in these laws and regulations or the way they are interpreted; potential for regulatory action or litigation; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the financial guaranty insurance industry; legal and other limitations on the amount of dividends that we may pay; risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of Radian Group’s annual report on Form 10-K for the year ended December 31, 2007, as modified by Part I Item 1A of Radian Group’s quarterly report on Form 10-Q for the period ended March 31, 2008, Part I Item 1A of Radian Group’s quarterly report on Form 10-Q for the period ended June 30, 2008 and Part I Item 1A of Radian Group’s quarterly report on Form 10-Q for the period ended September 30, 2008. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

20 Quarterly Operating Supplement for the Period Ended Sept. 30, 2008 / Safe Harbor Statement